UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2019

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

Port Street Quality Growth Fund
Institutional Class Shares — PSQGX

Semi-Annual Report

www.portstreetinvest.com	September 30, 2018

PORT STREET QUALITY GROWTH FUND

Dear Shareholders,

September 30, 2018 marked Port Street Quality Growth Fund’s (“Quality Growth”) four and a half years since our launch. Thank you for the opportunity to report on the Funds’ strategy, performance, and outlook going forward.

Quality Growth Fund Performance

For the six-months ending September 30, 2018, the Quality Growth returned 6.52% while the S&P 500 returned 11.41%, and the Russell 1000 Growth was up 15.45%.

Our strategy’s continued under-performance of its benchmarks did not come as a surprise given the type of stock market we’ve experienced these past six months when volatility, until only very recently, remained near all-time lows and stock valuations have expanded.  As we’ve explained in previous letters, we expect our Fund to under-perform in markets that are rising because of equity multiple expansion (rather than due to a breadth of corporate earnings growth).  When market valuations expand while volatility falls, the strategy has tended to end up with a growing cash position.  Our cash position in this type of rising market will serve as a drag on performance as it becomes harder to find great businesses priced at discounts sufficiently below their intrinsic value.  The biggest detractor to performance continues to be our cash position (42%).  Our largest contributors to performance were our stock selection in Financials and our stock selection and underweight exposure in Communication Services.

Quality Growth Fund Strategy

Quality Growth’s approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth, strong balance sheets, sustainable competitive advantages, and capable management. The source of such growth is persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, results in the compounding of retained earnings and long-term growth. Quality Growth’s investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while mitigating losses during periods of economic adversity.

Institutional Opportunities Fund

Management closed the Institutional Opportunities Fund in May of this year.  Despite the Fund’s continued growth, we decided that its long-term growth prospects were not significant enough to justify the oversight required of a multi-asset class/multi-manager fund like this one.  To be clear, our decision was a long-term one specific to the structure and future demand for this type of fund and has nothing to do with our flagship, Port Street Quality Growth Fund.

Outlook

September marked the ten-year anniversary of the 2008 financial crisis.  Post-crisis, one logically assumes that debt levels declined.  Not so.  The banking and mortgage sectors have indeed delivered but overall global debt has grown.  At the end of 2017, global debt equated to 217% of gross domestic product which is almost forty percentage points higher than in 2007.  After years of significant global stimulus which has helped fuel a rise in asset prices, stocks included, the U.S. economy is on solid footing.  Risk takers continue to be rewarded while more conservative investors are rewarded much less so.  Trillions of dollars have flown into passive investment strategies and away from investors actively seeking to manage risk.  So long as confidence holds and speculation remains undeterred, any risks, like high debt/GDP levels, that may exist in our economy remain hidden.  For active risk managers like ourselves, as long as equity markets and valuations continue to rise, the investable universe of great businesses priced below their intrinsic value continue to shrink.  We hope to continue to enjoy the growth in our portfolios that often come with a market that continues higher, while remaining strictly disciplined in deploying capital intelligently-that is in owning only those securities that offer attractive returns with a “margin of safety”.  World renown investor,

PORT STREET QUALITY GROWTH FUND

Howard Marx writes, “Bidding more for something is the same as saying you’ll take less for your money.”  This is what we aim to avoid.  We are trying to max returns on every dollar we deploy so we remain strictly disciplined on the price we pay and the risk we’re taking to own a business. We fully expect our disciplined approach to prevent us from participating in entirely bull markets.  Importantly, however, we also expect this discipline to prevent us from permanent capital impairment when a long-anticipated revaluation of assets occurs.  After all, the timing and direction of the market over the next twelve months is anybody’s guess.  We do expect, however, that regardless of timing and direction, the capital preservation bias underlying our strategy will allow us the potential to better protect capital in down periods and in turn seek to better compound capital over full market cycles.

Thank you for your confidence in our stewardship.

Graham Pierce	Douglas Allison, CFA
CEO	President

Diversification does not assure a profit nor protect against a loss in a declining market.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Must be Preceded or Accompanied by a Prospectus.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.

It is not possible to directly invest in an index.

Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value. In other words, when market price is significantly below your estimation of the intrinsic value, the difference is the margin of safety.

Fund holdings and sector allocations are subject to change and should not be considered to be a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedules of Investments in this report.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility; political, economic and currency risks; and differences in accounting methods. The Fund may have a relatively high concentration of assets in a single or smaller number of securities which can result in reduced diversification and greater volatility. The Fund will bear its share of expenses and the underlying risks of investments in ETFs and other investment companies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

Port Street Funds are distributed by Quasar Distributors, LLC.

PORT STREET QUALITY GROWTH FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,00. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of September 30, 2018

	1 Year	3 Year	Since Inception(1)
Port Street Quality Growth Fund	12.20%	10.25%	7.33%
S&P 500 Index(2)	17.91%	17.31%	12.62%
Russell 1000 Growth Index(3)	26.30%	20.55%	15.71%

(1)	April 1, 2014.
(2)
The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. It is not possible to directly invest in an index.

(3)
The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000 Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values.  It is not possible to directly invest in an index.

PORT STREET QUALITY GROWTH FUND

Expense Example (Unaudited)
September 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/1/2018)	Value (9/30/2018)	(4/1/2018 to 9/30/2018)
Institutional Class Actual(2)	$1,000.00	$1,065.20	$5.95
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.30	$5.82

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.15% multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2018 of 6.52%.

PORT STREET QUALITY GROWTH FUND

Allocation of Portfolio(1) (Unaudited)
as of September 30, 2018
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of September 30, 2018
(% of net assets)

Apple, Inc.	5.0%
Berkshire Hathaway, Inc., Class B	4.2%
United Technologies Corp.	4.1%
Oracle Corp.	4.1%
Microsoft Corp.	3.7%
Cisco Systems, Inc.	3.6%
International Business Machines, Corp.	3.1%
Cognizant Technology Solutions Corp., Class A	3.0%
Novo Nordisk – ADR	3.0%
Wal-Mart Stores, Inc.	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PORT STREET QUALITY GROWTH FUND

Schedule of Investments (Unaudited)
September 30, 2018

	Shares	Value
COMMON STOCKS — 57.8%

Communication Services — 3.4%
Alphabet, Inc., Class A*	1,400	$1,689,912
Omnicom Group, Inc.	3,200	217,664
Walt Disney Co.	14,550	1,701,477
		3,609,053

Consumer Discretionary — 4.3%
NIKE, Inc., Class B	24,600	2,084,112
Polaris Industries, Inc.	8,400	847,980
Starbucks Corp.	30,500	1,733,620
		4,665,712

Consumer Staples — 6.5%
Coca-Cola Co.	80	3,696
PepsiCo, Inc.	8,200	916,760
Procter & Gamble Co.	19,900	1,656,277
Reckitt Benckiser Group plc — ADR	95,500	1,751,470
Wal-Mart Stores, Inc.	28,100	2,638,871
		6,967,074

Financials — 4.2%
Berkshire Hathaway, Inc., Class B*	21,100	4,517,721

Health Care — 7.8%
Becton, Dickinson & Co.	3,500	913,500
Biogen, Inc.*	5,400	1,907,874
Medtronic plc	5,200	511,524
Novo Nordisk — ADR	68,600	3,233,804
Varian Medical Systems, Inc.*	16,600	1,858,038
		8,424,740

Industrials — 7.7%
C.H. Robinson Worldwide, Inc.	19,700	1,929,024
Expeditors International of Washington, Inc.	25,600	1,882,368
United Technologies Corp.	31,900	4,459,939
		8,271,331

Information Technology — 23.9%
Accenture plc, Class A	9,500	1,616,900
Apple, Inc.	23,700	5,350,038
Cisco Systems, Inc.	79,800	3,882,270
Cognizant Technology Solutions Corp., Class A	42,300	3,263,445

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Schedule of Investments (Unaudited) – Continued
September 30, 2018

	Shares	Value

Information Technology — 23.9% (Continued)
International Business Machines Corp.	21,800	$3,296,378
Microsoft Corp.	34,600	3,957,202
Oracle Corp.	84,600	4,361,976
		25,728,209
Total Common Stocks
(Cost $44,910,666)		62,183,840

SHORT-TERM INVESTMENT — 42.2%
Invesco Treasury Portfolio, Institutional Class, 1.97%^ (a)
(Cost $45,430,668)	45,430,668	45,430,668
Total Investments — 100.0%
(Cost $90,341,334)		107,614,508
Other Assets and Liabilities, Net — 0.0%		(24,255)
Total Net Assets — 100.0%		$107,590,253

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of September 30, 2018.
(a)	Fair value of this security exceeds 25% of the Fund’s assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
ADR — American Depositary Receipt

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statement of Assets and Liabilities (Unaudited)
September 30, 2018

ASSETS:
Investments, at value
(cost $90,341,334)	$107,614,508
Dividends & interest receivable	115,611
Prepaid expenses	10,880
Receivable for capital shares sold	150
Total assets	107,741,149

LIABILITIES:
Payable to investment adviser	76,370
Payable for fund administration & accounting fees	14,822
Payable for capital shares redeemed	27,670
Accrued shareholder service fees	3,503
Payable for transfer agent fees & expenses	5,213
Payable for compliance fees	2,118
Payable for trustee fees	3,304
Payable for custody fees	1,696
Accrued other fees	16,200
Total liabilities	150,896

NET ASSETS	$107,590,253

NET ASSETS CONSIST OF:
Paid-in capital	$89,260,105
Total distributable earnings	18,330,148
Net assets	$107,590,253

Net assets	$107,590,253
Shares issued and outstanding(1)	7,933,366
Net asset value, redemption price and offering price per share	$13.56

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statement of Operations (Unaudited)
For the Six Months Ended September 30, 2018

INVESTMENT INCOME:
Dividend income	$507,507
Less: Foreign taxes withheld	(4,584)
Interest income	368,554
Total investment income	871,477

EXPENSES:
Investment adviser fees (See Note 4)	425,628
Fund administration & accounting fees (See Note 4)	45,996
Shareholder service fees (See Note 5)	21,998
Transfer agent fees & expenses (See Note 4)	18,351
Federal & state registration fees	15,552
Audit fees	8,275
Compliance fees (See Note 4)	7,217
Trustee fees (See Note 4)	5,370
Custody fees (See Note 4)	5,155
Legal fees	4,943
Other fees	2,928
Postage & printing fees	2,885
Total expenses before recoupment	564,298
Add: fee recoupment (See Note 4)	12,146
Net expenses	576,444

NET INVESTMENT INCOME	295,033

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	309,138
Net change in unrealized appreciation on investments	5,807,366
Net realized and unrealized gain on investments	6,116,504

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,411,537

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2018	Year Ended
	Unaudited)	March 31, 2018
OPERATIONS:
Net investment income	$295,033	$194,172
Net realized gain on investments	309,138	380,698
Net change in unrealized appreciation on investments	5,807,366	7,138,985
Net increase in net assets resulting from operations	6,411,537	7,713,855

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,099,846	51,041,451
Proceeds from reinvestment of distributions	—	361,579
Payments for shares redeemed	(7,722,128)	(15,014,765)
Net increase in net assets resulting
from capital share transactions	4,377,718	36,388,265

DISTRIBUTIONS TO SHAREHOLDERS	—	(489,314	)*

TOTAL INCREASE IN NET ASSETS	10,789,255	43,612,806

NET ASSETS:
Beginning of period	96,800,998	53,188,192
End of period	$107,590,253	$96,800,998	**

*	Includes net investment income distribution of $128,802, and net realized gain distribution of $360,512.
**	Includes accumulated undistributed net investment income of $80,830.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout each period

	Six Months Ended
	September 30,	Year Ended	Year Ended		Year Ended		Year Ended
	2018	March 31,	March 31,		March 31,		March 31,
	(Unaudited)	2018	2017		2016		2015
PER SHARE DATA:
Net asset value, beginning of period	$12.73	$11.62	$10.97		$10.61		$10.00
Investment Operations:
Net investment income (loss)	0.04	0.03	0.00	(1)	(0.00	)(1)	0.00 (1)
Net realized and unrealized
gain on investments	0.79	1.15	0.72		0.39		0.61
Total from investment operations	0.83	1.18	0.72		0.39		0.61
Less distributions from:
Net investment income	—	(0.02)	(0.00	)(1)	(0.00	)(1)	—
Net realized gains	—	(0.05)	(0.07)		(0.03)		—
Total distributions	—	(0.07)	(0.07)		(0.03)		—
Net asset value, end of period	$13.56	$12.73	$11.62		$10.97		$10.61

TOTAL RETURN(2)	6.52%	10.13%	6.57%		3.65%		6.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$107.6	$96.8	$53.2		$44.1		$23.2
Ratio of expenses to
average net assets:(3)
Before expense recoupment/waiver	1.13%	1.19%	1.34%		1.59%		3.49%
After expense recoupment/waiver	1.15%	1.15%	1.15%		1.15%		1.15%
Ratio of net investment income
(loss) to average net assets:(3)
Before expense recoupment/waiver	0.59%	0.19%	(0.13)%		(0.48)%		(2.29)%
After expense recoupment/waiver	0.61%	0.23%	0.06%		(0.04)%		0.05%

Portfolio turnover rate(2)	2%	2%	12%		9%		13%

(1)	Amount per share is less than $0.005.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited)
September 30, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Port Street Quality Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is total return.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on April 1, 2014.  The Fund currently offers an Institutional Class.  Institutional Class shares are subject to a 0.10% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended September 30, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended September 30, 2018, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for the tax years prior to the year ended March 31, 2015

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2018

Expenses – Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2018

time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$62,183,840	$—	$—	$62,183,840
Short-Term Investment	45,430,668	—	—	45,430,668
Total Investments in Securities	$107,614,508	$—	$—	$107,614,508

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Port Street Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% on the first $100 million of net assets, 0.80% on the next $150 million of net assets, 0.75% on the next $500 million of net assets, and 0.70% on net assets over $750 million.

The Adviser has engaged Saratoga Research & Investment Management (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities.  Fees associated with these services are paid to the Sub-Adviser by the Adviser.

The Adviser has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.15% of the Fund’s average daily net assets.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through July 29, 2019.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser. During the period ended September 30, 2018, the Adviser was able to recoup previously waived expenses of $12,146.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
October 2018 – March 2019	$62,373
April 2019 – March 2020	$87,401
April 2020 – March 2021	$32,969

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2018

accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust was an officer of the Administrator, until resigning on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees incurred by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended September 30, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at an annual rate of 0.10% of the average daily net assets of the Institutional Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended September 30, 2018, the Fund incurred $21,998 in shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
Shares sold	921,379	4,197,932
Shares issued to holders in reinvestment of dividends	—	28,337
Shares redeemed	(593,268)	(1,196,917)
Net increase in shares outstanding	328,111	3,029,952

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2018, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$4,486,994	$1,200,461

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2018

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2018, the Fund’s most recent fiscal year end, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$11,736,660	$(279,534)	$11,457,126	$85,208,286

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At March 31, 2018, the Fund’s most recent fiscal year end, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Unrealized	Total Accumulated
Ordinary Income	Long-Term Capital Gains	Appreciation	Gain
$80,830	$380,655	$11,457,126	$11,918,611

As of March 31, 2018, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2018, the Fund did not defer any qualified late year losses.

There were no distributions paid by the Fund for the period ended September 30, 2018.

The tax character of distributions paid during the year ended March 31, 2018, were as follows:

Ordinary	Long-Term
Income*	Capital Gains	Total
$166,667	$322,647	$489,314

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of September 30, 2018, Charles Schwab & Co., Inc., for the benefit of its customers, owned 36.52% of the outstanding shares of the Fund.

10. RESULTS OF SPECIAL SHAREHOLDER MEETING (UNAUDITED)

A Special Meeting of the Shareholders of the Fund took place on June 25, 2018, to approve a new investment advisory agreement between Port Street Investments, LLC and the Trust on behalf of the Fund; and to approve any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the new investment advisory agreement.

PORT STREET QUALITY GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2018

All Fund shareholders of record at the close of business on April 5, 2018, were entitled to vote.  As of the record date the Fund had 7,594,554 shares outstanding.  Of the 3,905,384 shares present in person or by Proxy at the meeting June 25, 2018: 3,903,347 or 99.95% voted in favor of the proposals.  There were no votes against and 2,037 shares or 0.05% abstained from voting the proposals.  Accordingly, the proposals were approved.

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited)
September 30, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
Port Street Investments, LLC

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
Saratoga Research & Investment Management

At the special meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on March 28, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement between the Trust and Port Street Investments, LLC (“Port Street” or “Adviser”) regarding the Port Street Quality Growth Fund (the “Fund”) (the “New Advisory Agreement”) and the Investment Sub-Advisory Agreement between Port Street and Saratoga Research & Investment Management (“Saratoga” or “Sub-Adviser”) regarding the Fund (the “New Sub-Advisory Agreement”) for an initial two-year term.

Prior to the meeting, the Board received and considered information from Port Street and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New Advisory Agreement and New Sub-Advisory Agreement (“Support Materials”).  In addition, at the March Meeting, representatives of Port Street met with the Board to discuss a proposed change of control transaction at Port Street. Before voting to approve the New Advisory Agreement and New Sub-Advisory Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New Advisory Agreement and New Sub-Advisory Agreement.  In approving the New Advisory Agreement and New Sub-Advisory Agreement, the Board considered substantially the same factors as it considered in approving the continuation of the existing investment advisory and sub-advisory agreements (the “Current Advisory Agreements”), which was completed at the Board’s meeting on February 21, 2018, in addition to new information regarding the Transaction. This information formed the primary basis for the Board’s determinations.

In determining whether to approve the New Advisory Agreement and New Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by Port Street and Saratoga with respect to the Fund; (2) the Fund’s historical performance as managed by Port Street and Saratoga under the Current Advisory Agreements; (3) the costs of the services to be provided by Port Street and Saratoga and the profits to be realized by Port Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Port Street and Saratoga resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board including at an in-person presentation by representatives from Port Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Port Street as set forth in the New Advisory Agreement, and between Port Street and Saratoga as set forth in the New Sub-Advisory Agreement, as each agreement relates to the Fund, are fair and reasonable in light of the services that Port Street and Saratoga will perform, the investment advisory fees that each will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Advisory Agreement and the New Sub-Advisory Agreement, as each relates to the Fund, are summarized below.

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
September 30, 2018

Nature, Extent and Quality of Services Provided.  The Board took into consideration, among other things, the nature, extent and quality of the services to be provided by Port Street under the New Advisory Agreement.  The Board considered the scope of services that Port Street agrees to provide under the Current Advisory Agreement, noting that such services and responsibilities differ from those of any sub-advisers retained by Port Street, and include but are not limited to the following: (1) providing for and supervising the general management and investment of the Fund’s securities portfolio through the use of a sub-adviser; (2) investing or overseeing a sub-adviser’s investment of the Fund’s assets consistent with the Fund’s investment objective and investment policies, and evaluating the sub-adviser’s performance results with respect to the Fund; (3) directly managing any portion of the Fund’s assets that Port Street determines not to allocate to sub-advisers and, with respect to such portion, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (4) voting or overseeing any sub-adviser’s voting of all proxies with respect to the Fund’s portfolio securities; (5) maintaining and overseeing any sub-adviser’s maintenance of the required books and records for transactions that Port Street and/or a sub-adviser effected on behalf of the Fund; and (6) selecting or overseeing any sub-adviser’s selection of broker-dealers to execute orders on behalf of the Fund; (7) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws, and overseeing the Sub-Adviser’s completion of the same.  The Trustees noted Port Street’s capitalization and the fact that Port Street is under common control with Beacon Pointe Advisors, LLC (“Beacon Pointe”), a registered investment adviser with approximately $5.56 billion in assets under management, and that Beacon Pointe and other Port Street affiliates have provided resources and support to Port Street. The Trustees considered the investment philosophy of Port Street’s portfolio managers and their investment industry experience. The Board considered that Port Street did not expect the Transaction to materially impact the nature, extent or quality of the services currently provided by Port Street to the Fund, or the personnel that provide those services. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Port Street provides to the Fund under the New Advisory Agreement.

Similar to the review of Port Street, the Trustees considered the scope of distinct services that Saratoga would provide under the New Sub-Advisory Agreement with respect to such portions of the Fund that Port Street allocates to Saratoga’s management, and subject to Port Street’s oversight, noting that such services include, but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions Saratoga effected on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered Saratoga’s assets under management and its capitalization.  The Trustees noted the investment philosophy of Saratoga’s portfolio manager and his significant portfolio management experience.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Saratoga would provide to the Fund under the New Sub-Advisory Agreement.

Fund Historical Performance and the Overall Performance of Port Street and Saratoga.  The Board also considered the short-term and longer-term performance of the Fund as managed by the current portfolio managers under the Current Advisory Agreement.  The Board noted that for the year-to-date period ended February 28, 2018, the Fund had outperformed the Morningstar peer group median and average and the Fund’s benchmark index. The Board noted that Fund had underperformed the peer group median and average over the one-year and three-year periods ended February 28, 2018. The Board also noted that the Fund had underperformed its benchmark index over those same periods. The Board further noted that the Fund had positive absolute returns over each relevant time

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
September 30, 2018

period.  Additionally, the Board considered that Port Street’s ability to implement the Fund’s investment strategies is expected to be unchanged by the Transaction. The Trustees then observed that the investment performance of Saratoga’s similarly managed account composite generally tracked the Fund’s performance.

Advisory Fee.  The Board reviewed and considered the advisory fee payable by the Fund to Port Street under the New Advisory Agreement.  The Board compared the Fund’s contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted that the Fund’s advisory fee was higher than the peer group median and average.  The Board noted that, after giving effect to an expense limitation agreement, the total expense ratio was above the peer group median and average.  The Board also noted that the Fund’s advisory fee and total expense ratio were well within the ranges of the Morningstar peer group. The Board concluded that the proposed advisory fee to be paid by the Fund to Port Street under the New Advisory Agreement, and the portion of such fee that Port Street allocates to Saratoga under the New Sub-Advisory Agreement, was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board reviewed information concerning Port Street’s financial condition, costs and profitability.  The Board noted that the Fund had been profitable to Port Street over the 12-month period ended September 30, 2017. The Board also considered the effect of the current expense limitation agreement, and the anticipated effect of a new expense limitation agreement, on Port Street’s compensation.  The Board noted that each expense limitation agreement requires Port Street to waive its management fees or reimburse Fund expenses to ensure that the Fund’s total annual operating expenses (excluding leverage/borrowing interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.15% of the Fund’s average daily net assets. The Board noted that Port Street had waived a portion of its investment advisory fees under the current expense limitation agreement and depending on asset growth in the Fund could expect to waive a portion of its investment advisory fees under the new expense limitation agreement which will continue in place through at least July 31, 2020.  The Board concluded that Port Street has the financial resources to provide quality services to the Fund and that the relationship with the Fund was expected to be reasonably profitable for Port Street in the short-term.

The Trustees also considered the annual sub-advisory fee that Port Street would pay to Saratoga under the New Sub-Advisory Agreement.  While the Trustees noted the management fees Saratoga charges to separately managed accounts with similar investment strategies and similar asset levels to those of the Fund are generally higher than the sub-advisory fee for the Fund, the Trustees also noted the scope of services that Saratoga would provide to the Fund pursuant to the New Sub-Advisory Agreement are more limited than the services Saratoga provides to these separately managed accounts.  The Trustees noted that because the sub-advisory fees are paid by Port Street, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Saratoga.  Consequently, the Trustees did not consider the costs of services provided by Saratoga or the profitability of their relationship with the Fund to be material factors for consideration given that Saratoga is not affiliated with Port Street and, therefore, the sub-advisory fees were negotiated on an arm’s length basis.

Economies of Scale.  The Board considered whether the Fund would benefit from any economies of scale and noted the investment advisory fee for the Fund contains breakpoints under the New Advisory Agreement.  The Trustees noted Port Street anticipates realizing certain economies of scale if Fund assets should increase materially from current levels and that the breakpoint structure of the investment advisory fee will share such economies with shareholders.

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited) – Continued
September 30, 2018

Other Benefits.  The Board considered the direct and indirect benefits that could be realized by Port Street, and their affiliates, from their respective relationships with the Fund. The Trustees noted Port Street does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Port Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Port Street does not receive additional material benefits from its relationship with the Fund.

PORT STREET QUALITY GROWTH FUND

Additional Information (Unaudited)
September 30, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-369-6220.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-369-6220.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-369-6220, or (2) on the SEC’s website at www.sec.gov.

PORT STREET QUALITY GROWTH FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, CA 92660

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-369-6220.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)            Managed Portfolio Series

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer President

Date    December 5, 2018

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, Treasurer

Date    December 5, 2018

* Print the name and title of each signing officer under his or her signature.